SIGNIFICANT ACCOUNTING POLICIES (Tables)	9 Months Ended
Sep. 30, 2018
SIGNIFICANT ACCOUNTING POLICIES [Abstract]
Effect on Condensed Consolidated Balance Sheet, Statement of Operations, and Cash Flow Statement
The effects of the adoption of ASC 606 Revenue from Contracts with Customers has resulted in the following changes to our condensed consolidated balance sheet, condensed consolidated statement of operations and condensed consolidated statement of cash flows for the nine-months period ended September 30, 2018:

Effect on the condensed consolidated balance sheet
In thousands of USD	As reported	Adjustments	Amounts before ASC606 adoption
ASSETS
Total Current assets	110,235	2,964	113,199
Voyages in Progress	15,808	3,731	19,539
Prepaid expenses	3,381	(767)	2,614
Total Non-Current assets	959,920	0	959,920
TOTAL ASSETS	1,070,155	2,964	1,073,119
EQUITY AND LIABILITIES
Total shareholders’ equity	614,020	2,456	616,476
Total Current liabilities	25,695	508	26,203
Accrued Voyage Expenses	6,996	508	7,504
Total Non-Current liabilities	430,440	0	430,440
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	1,070,155	2,964	1,073,119

Effect on the condensed consolidated statement of operations
In thousands of USD	As reported	Adjustments	Amounts before ASC606 adoption
Voyage Revenues	202,852	(1,561)	204,413
Voyage Expenses	(123,042)	(55)	(122,987)
Net Operating (Loss) Income	(44,017)	(1,616)	(42,401)
Net (Loss)/Income*	(84,840)	(1,616)	(83,224)
Total Comprehensive (Loss)/Income	(84,750)	(1,616)	(83,134)
* Basic (Loss)/Earnings per Share is impacted by $(0.01)

Effect on the condensed cash flow statement
In thousands of USD	As reported	Adjustments	Amounts before ASC606 adoption
Net (Loss) Income	(84,840)	(1,616)	(83,224)
Voyages in Progress	(5,792)	1,561	(4,231)
Prepaid Expenses and Other Current Assets	1,057	(109)	(948)
Accounts Payable and Accrued Liabilities	(4,238)	164	(4,074)
Net Cash (Used)/Provided by Operating Activities	(25,408)	-	(25,408)